UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2024

Mercer Bancorp, Inc.

(Exact Name of Registrant as Specified in its Charter)

Maryland	000-56575	92-3452469
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1100 Irmscher Blvd, Celina, Ohio		45822
(Address of Principal Executive Offices)		(Zip Code)

(419) 586-5158

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4. 02Non-Reliance on Previously Issued Financial Statements or a Related Audit

Report or Completed Interim Review

On May 14, 2024, the audit committee of the Board of Directors of Mercer Bancorp, Inc. (the “Company”), after considering the recommendation of management and consulting with S. R. Snodgrass, P.C. (“Snodgrass”), the Company’s independent registered public accounting firm, concluded that the Company’s previously issued unaudited consolidated financial statements for the fiscal quarter ended December 31, 2023, as reported in the Company’s Quarterly Report on Form 10-Q for this period, should no longer be relied upon and will be restated (the “Restatement”).

Also, in connection with the Restatement, the Company has determined that there was a weakness in the effectiveness of the design and operation of the Company’s disclosure controls and procedures (as defined in Rule 13a-15(e) promulgated under the Securities and Exchange Act of 1934, as amended).

The Restatement results from the recent discovery of unpaid and unaccrued invoices, for legal services provided during the three-month period ended December 31, 2023.

The principal effects of the Restatement are as follows:

●	an increase to legal expense of $20,659;

●	a decrease to income tax expense of $4,338;

●	an increase to accrued liabilities of $16,321; and

●	a decrease to retained earnings of $16,321.

The Company intends to file an amendment to its Quarterly Report on Form 10-Q for the quarter ended December 31, 2023 reflecting the necessary changes to its quarterly unaudited consolidated financial statements, as soon as practicable.

The Company has discussed with Snodgrass the matters related to the Restatement as disclosed in this Item 4.02.

Forward Looking Statements

Certain statements herein constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements may be identified by words such as “believes,” “will,” “expects,” “project,” “may,” “could,” “developments,” “strategic,” “launching,” “opportunities,” “anticipates,” “estimates,” “intends,” “plans,” “targets” and similar expressions. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties. Actual results may differ materially from those set forth in the forward-looking statements as a result of numerous factors. Factors that could cause such differences to exist include, but are not limited to, general economic conditions, inflation, changes in interest rates, regulatory considerations  and competition. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, the Company’s actual results could differ materially from those discussed. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release.  Forward-looking statements speak only as of the date they are made, and we assume no obligation to update any of these statements in light of new information, future events or otherwise unless required under federal securities laws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERCER BANCORP, INC.

Date: May 15, 2024	By:	/s/Alvin B. Parmiter
Alvin B. Parmiter
President and Chief Executive Officer